UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03749

DWS State Tax-Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MARCH 31, 2010

Annual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

14 Investment Portfolio

22 Financial Statements

27 Financial Highlights

31 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Board Members and Officers

52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2010

Average Annual Total Returns as of 3/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.31%	5.00%	4.56%	5.28%
Class B	11.50%	4.21%	3.78%	4.47%
Class C	11.53%	4.23%	3.80%	4.48%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	9.22%	4.03%	3.98%	4.99%
Class B (max 4.00% CDSC)	8.50%	3.60%	3.61%	4.47%
Class C (max 1.00% CDSC)	11.53%	4.23%	3.80%	4.48%
No Sales Charges
Class S	12.51%	5.22%	4.80%	5.54%
Barclays Capital Municipal Bond Index+	9.69%	4.56%	4.58%	5.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2009 are 1.34%, 2.11%, 2.10% and 1.21% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 3/31/10	$ 14.44	$ 14.44	$ 14.44	$ 14.44
3/31/09	$ 13.42	$ 13.42	$ 13.42	$ 13.42
Distribution Information: Twelve Months as of 3/31/10: Income Dividends	$ .61	$ .50	$ .50	$ .64
March Income Dividend	$ .0494	$ .0374	$ .0395	$ .0513
SEC 30-day Yield++	3.33%	2.48%	2.63%	3.61%
Tax Equivalent Yield++	5.41%	4.03%	4.27%	5.87%
Current Annualized Distribution Rate++	4.03%	3.05%	3.22%	4.18%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.52% for Class S shares, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.09% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Massachusetts Intermediate Municipal Debt Funds Category as of 3/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	2	of	16	12
3-Year	3	of	16	18
5-Year	2	of	16	12
Class B 1-Year	4	of	16	24
3-Year	10	of	16	59
5-Year	10	of	16	59
Class C 1-Year	3	of	16	18
3-Year	9	of	16	53
5-Year	9	of	16	53
Class S 1-Year	1	of	16	6
3-Year	1	of	16	6
5-Year	1	of	16	6
10-Year	1	of	9	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2009 to March 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)*for the six months ended March 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 997.20	$ 993.80	$ 994.00	$ 997.90
Expenses Paid per $1,000**	$ 4.83	$ 8.70	$ 8.70	$ 3.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,020.09	$ 1,016.21	$ 1,016.21	$ 1,020.94
Expenses Paid per $1,000**	$ 4.89	$ 8.80	$ 8.80	$ 4.03
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.97%	1.75%	1.75%	.80%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended March 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 997.20	$ 993.80	$ 994.00	$ 997.90
Expenses Paid per $1,000**	$ 4.33	$ 8.20	$ 8.20	$ 3.49
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,020.59	$ 1,016.70	$ 1,016.70	$ 1,021.44
Expenses Paid per $1,000**	$ 4.38	$ 8.30	$ 8.30	$ 3.53
* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.87%	1.65%	1.65%	.70%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Massachusetts Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Massachusetts Tax-Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon
Rebecca L. Flinn

Co-Lead Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Massachusetts Tax-Free Fund's Class A shares posted a return for the period of 12.31% (Returns are unadjusted for sales charges, which would reduce performance if included). This return compares to 9.69% for the fund's benchmark, the Barclays Capital Municipal Bond Index.1 The fund's performance for the 12 months exceeded the 8.03% average of its peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds category.2 (Please see pages 4 through 6 for the performance of other share classes and more complete performance information.) The taxable bond market as measured by the Barclays Capital Aggregate Bond Index returned 7.69% for the same period.3 Of course, past performance is no guarantee of future results.

Coming into the fiscal period, markets had stabilized to a large degree following the credit crisis that emerged in full force in September of 2008, supported by extraordinary government efforts to promote liquidity. As the period progressed, the credit markets overall showed signs of ebullience as investors focused on economic numbers that were less dire than in previous periods. Municipal bonds provided exceptionally strong performance over the first half of the fiscal year, before returns moderated in late 2009 and early 2010.

Headlines surrounding credit concerns weighed on the municipal market throughout the period, as most states and localities struggled to balance their budgets against a weak economic backdrop. Most notably, California received a great deal of investor focus for its fiscal issues. At the same time, investors saw value in the municipal market and credit spreads — the incremental yield offered by lower-rated bonds versus AAA-rated bonds — generally narrowed over the period, meaning that lower-rated bonds outperformed in aggregate.4

Municipal supply for the fiscal period was comparable to that of the prior 12 months. However, a significant portion of issuance was of taxable Build America Bonds, authorized under the American Recovery and Reinvestment Act. Retail buyers were a source of significant demand for municipals throughout the year, while mutual fund flows were consistently positive as well.

The Federal US Reserve Board (the Fed) maintained a zero interest rate policy during the year, with a federal funds rate target between 0 and 0.25%.5 For AAA-rated municipals, yields on two-year issues fell by 18 basis points from 0.97% to 0.79%, while the 30-year yield fell 64 basis points from 4.81% to 4.17%, resulting in a yield curve flattening of 46 basis points between two and 30 years.6 (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

Municipal Bond Yield Curve (as of 3/31/09 and 3/31/10)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

1 The Barclays Capital Municipal Bond Index is an unmanaged, market- value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Massachusetts Intermediate Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Intermediate Municipal Debt Funds category. For the 1-, 3- and 5-year periods, this category's average was 8.03% (16 funds), 3.76% (16 funds) and 4.43% (16 funds), respectively, as of 3/31/10. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
3 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 Spread refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true. Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
5 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.
6 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Positive Contributors to Performance

In attempting to maintain a duration-neutral stance, we shifted the fund's relative exposure between shorter and longer maturities to reflect our view of where the best return opportunities lie.7 In this vein, throughout the year we sought to add longer-term bonds given the opportunities for incremental income offered by a steep yield curve. This added to performance as yields fell and prices rose on longer-term bonds.

We also took advantage of attractive yield spreads available entering the fiscal year to increase the fund's exposure to lower-rated issues that had experienced price declines during the credit crisis. These included health-care- and higher-education-related bonds as well as Puerto Rico bonds. This positioning helped performance as market sentiment rebounded and credit spreads narrowed over the year.

During the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR interest rate swaps.8 The hedge added to fund returns, as the taxable markets lagged tax-free issues for the 12 months, causing the value of the LIBOR hedge to increase.

7 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.
8 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Negative Contributors to Performance

A negative contributor to performance was a position in unrated bonds related to a hotel project. These suffered price weakness as the project faltered in a weak economy.

The fund's exposure to the 10-year part of the yield curve underperformed, as these issues did not benefit to the same degree as longer issues from falling rates and rising prices.

Outlook and Positioning

Despite recent narrowing, municipal credit spreads remain attractive. In addition, the municipal yield curve remains historically steep and there is significant income to be gained by going out on the curve. As a result, we are continuing to evaluate opportunities among lower-rated bonds and positions in the 20-year-and-over maturity range.

As with other states, Massachusetts faces daunting challenges to meet funding needs for essential services. However, the fiscal health of Massachusetts remains sound. Standard & Poor's Corporation has continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. has held their rating at Aa2 with a stable outlook. In the 2010 fiscal year, the state has benefited from the federal stimulus package, which has pumped dollars into the state's economy and provided direct budgetary relief. Unless the stimulus package is extended, this program will provide fewer dollars for fiscal year 2011. However, we believe the Massachusetts economy is on a stronger course than the average nationally and the outlook for the state's debt is stable.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/10	3/31/09

Revenue Bonds	80%	71%
General Obligation Bonds	16%	19%
ETM/Prerefunded Bonds	4%	9%
Lease Obligations	—	1%
	100%	100%
Quality	3/31/10	3/31/09

AAA	15%	13%
AA	44%	46%
A	16%	13%
BBB	20%	24%
BB	1%	1%
Not Rated	4%	3%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/10	3/31/09

Less than 1 year	8%	5%
1-4.99 years	16%	22%
5-9.99 years	49%	35%
10-14.99 years	9%	14%
Greater than 15 years	18%	24%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 9.4 years and 10.1 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2010

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.3%
Guam 1.6%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	3,985,425
Series A, 5.75%, 12/1/2034	3,725,000	3,807,806
		7,793,231
Massachusetts 80.8%
Boston, MA, General Obligation, Series A, 4.75%, 4/1/2029	3,900,000	4,172,493
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	1,095,992
AMT, 8.0%, 9/1/2035	960,000	529,814
Boston, MA, Project Revenue, Convention Center Act of 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,926,041
Boston, MA, Water & Sewer Commission Revenue:
Series A, 5.0%, 11/1/2025	2,000,000	2,211,480
Series A, 5.0%, 11/1/2030	1,270,000	1,372,857
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026 (b)	7,645,000	8,272,807
5.0%, 5/15/2027	2,295,000	2,470,682
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	825,000	986,362
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,310,526
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016 (a)	1,000,000	949,440
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,487,087
Series A, 5.25%, 7/1/2034	1,700,000	1,831,240
Series A, 5.75%, 7/1/2011	355,000	359,466
Series A, 5.75%, 7/1/2015	535,000	541,730
Series B, 6.2%, 3/1/2016	3,100,000	3,568,720
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	9,328,740
Series C, ETM, 5.0%, 7/1/2015	190,000	219,961
Series C, ETM, 5.0%, 7/1/2016	75,000	87,317
Series B, 5.0%, 7/1/2035 (c)	3,970,000	4,203,238
Series A, 5.25%, 7/1/2020	6,270,000	7,304,863
Series A, 5.25%, 7/1/2021	5,000,000	5,848,250
Series C, ETM, 5.5%, 7/1/2017	165,000	198,054
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,630,290
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Series B2, 6.25%, 6/1/2014	2,500,000	2,502,075
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	4,625,000	5,103,086
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	1,300,000	1,495,598
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,036,900
Series F, 5.75%, 7/1/2033	2,000,000	2,022,040
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,100,000	3,680,475
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	2,435,000	2,536,491
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,240,000	1,243,844
Series D, Prerefunded, 6.35%, 7/15/2032	3,250,000	3,668,470
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	704,560
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,027,630
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,690,000	3,379,782
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	4,560,500
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	9,000,000	8,149,770
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes, Series A, 5.25%, 12/15/2012	5,050,000	5,611,913
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	3,034,538
Massachusetts, State College Building Authority Project Revenue:
Series A, 5.0%, 5/1/2031 (a)	2,630,000	2,719,709
Series A, 5.5%, 5/1/2039	5,730,000	6,177,513
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,229,312
Series C, 6.375%, 8/1/2014	1,000,000	1,022,060
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2021	2,500,000	2,704,050
Series P, 5.0%, 7/1/2022	1,500,000	1,615,020
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,057,590
Massachusetts, State Development Finance Agency Revenue, Boston University, Series V-1, 5.0%, 10/1/2029	3,400,000	3,509,004
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	497,780
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross:
Series A, 0.3%**, 9/1/2037, Bank of America NA (d)	3,685,000	3,685,000
Series B, 5.0%, 9/1/2026	1,500,000	1,595,220
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,422,960
Massachusetts, State Development Finance Agency Revenue, Resource Recovery, SEMASS System:
Series A, 5.625%, 1/1/2014 (a)	5,000,000	5,167,700
Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,130,760
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, 5.75%*, 12/1/2042	1,000,000	1,065,440
Massachusetts, State Development Finance Agency Revenue, The Fay School, Inc., 0.29%**, 4/1/2038, TD Bank NA (d)	1,400,000	1,400,000
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	8,157,192
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,530,975
5.0%, 9/1/2045	2,000,000	1,974,720
Massachusetts, State Development Finance Agency Revenue, YMCA of Greater Worcester, 0.28%**, 9/1/2041, TD Bank NA (d)	5,340,000	5,340,000
Massachusetts, State General Obligation:
Series A, 0.627% *, 11/1/2018	5,000,000	4,581,300
Series A, 5.0%, 3/1/2034	5,000,000	5,285,250
Series D, 5.5%, 11/1/2019	4,325,000	5,089,876
Massachusetts, State General Obligation, Central Artery Project, Series A, 0.34%**, 12/1/2030	2,000,000	2,000,000
Massachusetts, State General Obligation, Consolidated Loan, Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,942,125
Massachusetts, State Health & Educational Facilities Authority Revenue, Amherst College, Series I, 0.28%**, 11/1/2028	1,995,000	1,995,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,564,371
Series A, 5.0%, 10/1/2037	9,860,000	9,830,716
Massachusetts, State Health & Educational Facilities Authority Revenue, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,021,220
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project:
5.25%, 7/1/2038	650,000	564,213
5.75%, 7/1/2031	3,000,000	2,892,840
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,086,125
Series E-1, 5.125%, 7/1/2038	1,500,000	1,407,435
Series B-2, 5.375%, 2/1/2026 (a)	695,000	695,549
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,570,000	1,695,522
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039	5,500,000	5,633,650
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,236,920
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series L, 0.22%**, 1/1/2024	1,000,000	1,000,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,280,027
5.375%, 7/1/2025	1,285,000	1,389,419
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,540,710
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039 (a)	2,500,000	2,588,725
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology:
Series A, 5.0%, 7/1/2038	7,965,000	8,397,420
Series K, 5.5%, 7/1/2032	1,260,000	1,521,992
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,232,110
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
5.0%, 7/1/2022	1,000,000	1,055,240
Series G-5, 5.0%, 7/1/2022	1,400,000	1,463,056
Series J1, 5.0%, 7/1/2034	10,000,000	10,036,000
Series C, 5.75%, 7/1/2032	300,000	307,176
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	10,095,400
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,238,800
Series M, 5.5%, 2/15/2027	1,705,000	2,009,598
Series M, 5.5%, 2/15/2028	3,000,000	3,524,070
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, 5.25%, 10/1/2013 (a)	280,000	293,944
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	234,551
Massachusetts, State Port Authority Revenue:
Series B, AMT, 5.5%, 7/1/2011 (a)	3,890,000	3,897,547
Series B, AMT, 5.5%, 7/1/2012 (a)	1,610,000	1,623,959
Series D, AMT, 5.5%, 7/1/2018	2,620,000	2,641,327
Series D, AMT, 6.125%, 7/1/2013	1,860,000	1,883,566
Series D, AMT, 6.125%, 7/1/2014	1,990,000	2,014,457
Series D, AMT, 6.125%, 7/1/2015	2,130,000	2,155,624
Series D, AMT, 6.25%, 7/1/2016	1,850,000	1,872,071
Series D, AMT, 6.25%, 7/1/2017	1,550,000	1,568,151
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (a)	1,000,000	957,170
Series A, AMT, 5.5%, 1/1/2017 (a)	4,000,000	3,709,520
Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	4,567,800
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,854,780
Series A, 5.0%, 8/15/2024 (a)	7,800,000	8,390,304
Series A, 5.0%, 8/15/2037 (a)	5,000,000	5,204,450
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025	5,000,000	5,440,350
Series 13, 5.0%, 8/1/2026	5,000,000	5,412,200
Series 2, 5.7%, 2/1/2015	35,000	35,152
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,922,760
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	130,065
Series 11, 5.0%, 8/1/2020	100,000	108,870
Series 6, 5.625%, 8/1/2015	120,000	123,251
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2039	5,115,000	5,341,543
Series B, 5.0%, 8/1/2039	3,500,000	3,655,015
Series C, 5.25%, 12/1/2015	1,570,000	1,769,500
Series C, ETM, 5.25%, 12/1/2015 (b)	2,460,000	2,781,940
Series A, 5.25%, 8/1/2026 (a)	1,950,000	2,111,226
Series B, 5.25%, 8/1/2031 (a)	5,130,000	5,790,334
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,111,410
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,818,773
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,803,312
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,167,763
University of Massachusetts, Building Authority Project Revenue, Series 2009-1, 5.0%, 5/1/2034	4,000,000	4,090,720
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,625,826
Westford, MA, General Obligation, Prerefunded, 5.125%, 4/1/2017 (a)	85,000	85,850
		401,064,063
Puerto Rico 9.7%
Commonwealth of Puerto Rico, General Obligation, Series A, 6.0%, 7/1/2038	2,800,000	2,917,936
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015 (a)	2,500,000	2,804,600
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	4,198,156
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, 6.25%, 7/1/2014	145,000	159,229
Series Y, ETM, 6.25%, 7/1/2014	1,855,000	2,213,460
Puerto Rico, Electric Power Authority Revenue:
Series XX, 5.25%, 7/1/2040 (c)	5,585,000	5,542,666
Series WW, 5.375%, 7/1/2024	5,000,000	5,228,200
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series H, 5.5%, 7/1/2016 (a)	10,350,000	10,991,596
Series M, 6.25%, 7/1/2022	5,000,000	5,523,400
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	1,825,000	1,876,100
Series A, 6.0%, 8/1/2042	2,500,000	2,692,175
Series A, 6.5%, 8/1/2044	2,500,000	2,812,500
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	2,570,000	1,500,829
		48,460,847
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	986,220
Total Municipal Bonds and Notes (Cost $440,263,925)		458,304,361

Municipal Inverse Floating Rate Notes (e) 17.4%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (f)	10,000,000	11,522,950
Trust: Massachusetts, Bay Transportation Sales, Series 2008-1111, 144A, 9.65%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (f)	10,000,000	10,867,900
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023 (a) (f)	5,000,000	5,433,950
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 14.751%, 8/1/2023, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (f)	20,000,000	21,608,900
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 17.3%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (f)	10,000,000	10,559,847
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.284%, 10/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (f)	12,615,000	14,543,755
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.204%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021 (a) (f)	10,000,000	11,938,100
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.12%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $82,110,196)		86,475,402
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $522,374,121)+	109.7	544,779,763
Other Assets and Liabilities, Net	(9.7)	(48,359,664)
Net Assets	100.0	496,420,099
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2010.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2010.
+ The cost for federal income tax purposes was $523,281,507. At March 31, 2010, net unrealized appreciation for all securities based on tax cost was $21,498,256. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $ 26,759,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,261,119.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	10.3
Assured Guaranty Corp.	0.5
Assured Guaranty Municipal Corp.	12.6
Financial Guaranty Insurance Co.	1.9
National Public Finance Guarantee Corp.	3.2

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) At March 31, 2010, this security has been pledged, in whole or part, as collateral for open interest rate swaps.
(c) When-issued security.
(d) Security incorporates a letter of credit from the bank listed.
(e) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(f) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At March 31, 2010, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
3/31/2011 3/31/2014	40,000,000[1]	Fixed — 2.925%	Floating — LIBOR	—
4/1/2011 4/1/2014	40,000,000[2]	Fixed — 2.952%	Floating — LIBOR	—
3/16/2010 3/16/2027	6,100,000[1]	Fixed — 3.422%	Floating — LIBOR	676,342
7/1/2010 7/1/2029	8,100,000[3]	Fixed — 4.299%	Floating — LIBOR	179,165
3/9/2011 3/9/2030	8,000,000[2]	Fixed — 4.672%	Floating — LIBOR	17,213
Total net unrealized appreciation on open interest rate swaps				872,720
Counterparty: [1] JPMorgan Chase Securities, Inc. [2] Citigroup, Inc. [3] The Goldman Sachs & Co. LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (g)	$ —	$ 544,779,763	$ —	$ 544,779,763
Derivatives (h)	—	872,720	—	872,720
	$ —	$ 545,652,483	$ —	$ 545,652,483
(g) See Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Municipal Bonds and Notes
Balance as of March 31, 2009	$ 4,201,355
Realized gain (loss)	(184,618)
Change in unrealized appreciation (depreciation)	1,209,610
Amortization premium/discount	(23,047)
Net purchases (sales)	(5,203,300)
Net transfers in (out) of Level 3	—
Balance as of March 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2010	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2010
Assets
Investments in securities, at value (cost $522,374,121)	$ 544,779,763
Cash	156,106
Receivable for investments sold	5,275,106
Receivable for Fund shares sold	2,463,344
Deposit from broker for open interest rate swap contracts	190,000
Interest receivable	6,720,395
Due from Advisor	26,825
Unrealized appreciation on open interest rate swap contracts	872,720
Other assets	22,490
Total assets	560,506,749
Liabilities
Net payable for closed swap contracts	412,000
Payable for investments purchased — when-issued securities	9,664,563
Payable for Fund shares redeemed	219,333
Payable for floating rate notes issued	52,860,000
Payable upon return of deposit	190,000
Distributions payable	333,217
Accrued management fee	168,880
Other accrued expenses and payables	238,657
Total liabilities	64,086,650
Net assets, at value	$ 496,420,099
Net Assets Consist of
Accumulated distributions in excess of net investment income	(160,015)
Net unrealized appreciation (depreciation) on: Investments	22,405,642
Interest rate swap contracts	872,720
Accumulated net realized gain (loss)	(333,605)
Paid-in capital	473,635,357
Net assets, at value	$ 496,420,099

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($38,614,610 ÷ 2,674,011 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.44
Maximum offering price per share (100 ÷ 97.25 of $14.44)	$ 14.85

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,235,104 ÷ 85,558 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.44

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,711,798 ÷ 811,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.44
Class S Net Asset Value, offering and redemption price per share ($444,858,587 ÷ 30,804,089 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2010
Investment Income
Income: Interest	$ 23,462,841
Expenses: Management fee	1,911,395
Administration fee	437,237
Services to shareholders	510,087
Custodian fee	15,302
Distribution and service fees	148,937
Reports to shareholders	69,609
Professional fees	114,108
Trustees' fees and expenses	11,253
Registration fees	62,117
Interest expense and fees on floating rate notes issued	510,735
Other	44,679
Total expenses before expense reductions	3,835,459
Expense reductions	(180,594)
Total expenses after expense reductions	3,654,865
Net investment income	19,807,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,489,938
Interest rate swap contracts	(456,000)
1,033,938
Change in net unrealized appreciation (depreciation) on: Investments	25,289,169
Interest rate swap contracts	2,381,161
27,670,330
Net gain (loss)	28,704,268
Net increase (decrease) in net assets resulting from operations	$ 48,512,244

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended March 31, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 48,512,244
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(247,991,583)
Net amortization/accretion of premium (discount)	122,477
Proceeds from sales and maturities of long-term investments	145,708,639
(Increase) decrease in interest receivable	(1,485,385)
(Increase) decrease in other assets	82,254
(Increase) decrease in receivable for investments sold	(5,275,106)
Increase (decrease) in payable for investments purchased	9,664,563
Increase (decrease) on net payable for closed swap contracts	412,000
Increase (decrease) in accrued expenses and payables	15,888
Change in net unrealized (appreciation) depreciation on investments	(25,289,169)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	(2,381,161)
Net realized (gain) loss from investments	(1,489,938)
Cash provided (used) by operating activities	(79,394,277)
Cash Flows from Financing Activities:
Proceeds from shares sold	135,286,823
Cost of shares redeemed	(46,832,490)
Distributions paid (net of reinvestment of distributions)	(8,910,921)
Cash provided (used) for financing activities	79,543,412
Increase (decrease) in cash	149,135
Cash at beginning of period	6,971
Cash at end of period	$ 156,106
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 10,459,743
Interest expense on floating rate notes issued	$ (510,735)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2010	2009
Operations: Net investment income	$ 19,807,976	$ 19,794,204
Net realized gain (loss)	1,033,938	(1,479,558)
Change in net unrealized appreciation (depreciation)	27,670,330	(24,758,758)
Net increase (decrease) in net assets resulting from operations	48,512,244	(6,444,112)
Distributions to shareholders from: Net investment income: Class A	(1,072,282)	(622,350)
Class B	(61,086)	(131,942)
Class C	(274,765)	(188,790)
Class S	(18,007,731)	(18,622,532)
Net realized gains: Class A	—	(37,142)
Class B	—	(12,707)
Class C	—	(15,547)
Class S	—	(1,350,255)
Total distributions	(19,415,864)	(20,981,265)
Fund share transactions: Proceeds from shares sold	136,913,034	138,915,863
Reinvestment of distributions	10,459,743	10,950,666
Cost of shares redeemed	(47,008,260)	(250,685,111)
Redemption fees	204	2,488
Net increase (decrease) in net assets from Fund share transactions	100,364,721	(100,816,094)
Increase (decrease) in net assets	129,461,101	(128,241,471)
Net assets at beginning of period	366,958,998	495,200,469
Net assets at end of period (including accumulated distributions in excess of net investment income of $160,015 and $180,208, respectively)	$ 496,420,099	$ 366,958,998

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46
Income (loss) from investment operations: Net investment income	.62	.60	.55	.55	.59
Net realized and unrealized gain (loss)	1.01	(.61)	(.12)	.08	(.12)
Total from investment operations	1.63	(.01)	.43	.63	.47
Less distributions from: Net investment income	(.61)	(.59)	(.55)	(.55)	(.58)
Net realized gains	—	(.04)	(.00)*	(.10)	(.15)
Total distributions	(.61)	(.63)	(.55)	(.65)	(.73)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.44	$ 13.42	$ 14.06	$ 14.18	$ 14.20
Total Return (%)[a]	12.31	(0.01)[b]	3.07[b]	4.52[b]	3.32[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	15	12	12	14
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.00	1.34	1.48	1.49	1.59
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.00	1.34	1.47	1.48	1.59
Ratio of expenses after expense reductions (excluding interest expense) (%)	.88	.91	.95	.98	.98
Ratio of net investment income (%)	4.37	4.35	3.87	3.88	4.07
Portfolio turnover rate (%)	30	58	48	41	39
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended March 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.05	$ 14.17	$ 14.20	$ 14.45
Income (loss) from investment operations: Net investment income	.51	.49	.44	.44	.48
Net realized and unrealized gain (loss)	1.01	(.59)	(.12)	.07	(.10)
Total from investment operations	1.52	(.10)	.32	.51	.38
Less distributions from: Net investment income	(.50)	(.49)	(.44)	(.44)	(.48)
Net realized gains	—	(.04)	(.00)*	(.10)	(.15)
Total distributions	(.50)	(.53)	(.44)	(.54)	(.63)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.44	$ 13.42	$ 14.05	$ 14.17	$ 14.20
Total Return (%)[a]	11.50[b]	(.78)[b]	2.31	3.66[b]	2.63[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	5	6	7
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.78	2.11	2.21	2.25	2.36
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.78	2.09	2.21	2.24	2.34
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.66	1.66	1.69	1.74	1.73
Ratio of net investment income (%)	3.59	3.60	3.13	3.12	3.32
Portfolio turnover rate (%)	30	58	48	41	39
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended March 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.05	$14.17	$ 14.20	$ 14.45
Income (loss) from investment operations: Net investment income	.51	.49	.44	.44	.48
Net realized and unrealized gain (loss)	1.01	(.59)	(.12)	.07	(.10)
Total from investment operations	1.52	(.10)	.32	.51	.38
Less distributions from: Net investment income	(.50)	(.49)	(.44)	(.44)	(.48)
Net realized gains	—	(.04)	(.00)*	(.10)	(.15)
Total distributions	(.50)	(.53)	(.44)	(.54)	(.63)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.44	$ 13.42	$ 14.05	$ 14.17	$ 14.20
Total Return (%)[a]	11.53[b]	(.77)[b]	2.31	3.67[b]	2.63[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	5	5	5	6
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.78	2.10	2.22	2.25	2.35
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.78	2.09	2.22	2.23	2.34
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.66	1.66	1.69	1.73	1.73
Ratio of net investment income (%)	3.59	3.60	3.13	3.13	3.32
Portfolio turnover rate (%)	30	58	48	41	39
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended March 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46
Income (loss) from investment operations: Net investment income	.65	.63	.58	.59	.62
Net realized and unrealized gain (loss)	1.01	(.61)	(.12)	.08	(.11)
Total from investment operations	1.66	.02	.46	.67	.51
Less distributions from: Net investment income	(.64)	(.62)	(.58)	(.59)	(.62)
Net realized gains	—	(.04)	(.00)*	(.10)	(.15)
Total distributions	(.64)	(.66)	(.58)	(.69)	(.77)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.44	$ 13.42	$ 14.06	$ 14.18	$ 14.20
Total Return (%)	12.51[a]	.20[a]	3.32[a]	4.78[a]	3.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	445	344	474	416	401
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.85	1.21	1.30	1.24	1.35
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.80	1.11	1.23	1.23	1.35
Ratio of expenses after expense reductions (excluding interest expense) (%)	.69	.68	.70	.73	.74
Ratio of net investment income (%)	4.56	4.58	4.11	4.13	4.32
Portfolio turnover rate (%)	30	58	48	41	39
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2010 was $52,860,000, with a weighted average interest rate of 0.97%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $23,250,000 to $102,200,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 872,720

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (456,000)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ 2,381,161

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

During the year ended March 31, 2010, the Fund utilized $315,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 165,186
Undistributed long-term capital gain	729,914
Net unrealized appreciation (depreciation) on investments	$ 21,498,256

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2010	2009
Distributions from tax-exempt income	$ 19,410,636	$ 19,635,059
Distributions from ordinary income*	$ 5,228	$ —
Distributions from long-term capital gains	$ —	$ 1,346,206
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2010.

B. Purchases and Sales of Securities

During the year ended March 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $247,991,583 and $145,708,639, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.70%.

Accordingly, for the year ended March 31, 2010, the Advisor reimbursed the Fund $65,904 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2010, the Administration Fee was $437,237, of which $41,885 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2010
Class A	$ 6,905	$ —	$ 1,710
Class B	1,036	70	249
Class C	2,709	517	684
Class S	114,103	114,103	—
	$ 124,753	$ 114,690	$ 2,643

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2010
Class B	$ 13,081	$ 102
Class C	58,937	8,475
	$ 72,018	$ 8,577

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2010	Annual Effective Rate
Class A	$ 54,545	$ 11,136.22%
Class B	3,801	—	.22%
Class C	18,573	3,323.24%
	$ 76,919	$ 14,459

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2010 aggregated $3,113.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2010, the CDSC for Class B and C shares aggregated $1,517 and $1,190, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,468, of which $7,265 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,815,040	$ 25,978,535	914,176	$ 12,570,394
Class B	9,904	141,266	13,806	188,929
Class C	510,394	7,302,802	100,194	1,384,868
Class S	7,276,443	103,490,431	9,247,343	124,771,672
		$ 136,913,034		$ 138,915,863
Shares issued to shareholders in reinvestment of distributions
Class A	51,575	$ 739,083	33,977	$ 461,040
Class B	2,261	32,086	6,680	91,209
Class C	12,993	185,731	10,845	147,326
Class S	666,428	9,502,843	753,948	10,251,091
		$ 10,459,743		$ 10,950,666
Shares redeemed
Class A	(306,937)	$ (4,353,152)	(663,096)	$ (8,825,185)
Class B	(113,652)	(1,598,339)	(175,897)	(2,376,561)
Class C	(109,422)	(1,554,062)	(74,277)	(968,359)
Class S	(2,774,728)	(39,502,707)	(18,049,834)	(238,515,006)
		$ (47,008,260)		$ (250,685,111)
Redemption fees		$ 204		$ 2,488
Net increase (decrease)
Class A	1,559,678	$ 22,364,466	285,057	$ 4,206,504
Class B	(101,487)	(1,424,987)	(155,411)	(2,096,423)
Class C	413,965	5,934,471	36,762	563,837
Class S	5,168,143	73,490,771	(8,048,543)	(103,490,012)
		$ 100,364,721		$ (100,816,094)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax Free Trust and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund (the "Fund") at March 31, 2010, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 20, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $803,000 as capital gain dividends for its year ended March 31, 2010, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2010, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8,11] (1962) Assistant Secretary, 1997-present Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[9,11] (1951) Chief Legal Officer, 2006-April 2010	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.
11 Effective April 23, 2010, J. Christopher Jackson resigned as Chief Legal Officer, and Caroline Pearson was appointed as Chief Legal Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2010, DWS Massachusetts Tax-Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX-FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$72,604	$0	$0	$0
2009	$74,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 1, 2010